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                                                                    EXHIBIT 99.2

                           VOTING AND TENDER AGREEMENT

      This VOTING AND TENDER AGREEMENT (this "AGREEMENT"), is made and entered into as of December 19, 2005, by and among Progress Software Corporation, a Massachusetts corporation ("PARENT"), Noble Acquisition Corp., a Delaware corporation and a wholly owned subsidiary of Parent ("MERGER SUB"), and the undersigned stockholder ("STOCKHOLDER") of NEON Systems, Inc., a Delaware corporation (the "COMPANY").

                                    RECITALS

      A. Concurrently with the execution of this Agreement, Parent, Merger Sub and the Company are entering into an Agreement and Plan of Merger (the "MERGER AGREEMENT") pursuant to which Merger Sub has agreed to make a tender offer (the "OFFER") for all outstanding shares of common stock, par value $0.01 per share, of the Company ("COMPANY COMMON STOCK") at a price per share of $6.20, net to the seller in cash and subject to adjustment as set forth in the Merger Agreement (the "OFFER PRICE"), such tender offer to be followed by the merger of Merger Sub with and into the Company (the "MERGER"). Capitalized terms used but not defined herein shall have the meanings given to them in the Merger Agreement.

      B. Stockholder is the record holder of such number of outstanding shares of Company Common Stock as is indicated on the signature pages to this Agreement.

      C. As a material inducement to enter into the Merger Agreement, Parent and Merger Sub desire Stockholder to agree, and Stockholder is willing to agree, to vote and tender the Shares (as defined in Section 1.1 below), and such other shares of capital stock of the Company over which Stockholder has voting power, so as to facilitate consummation of the Offer and the Merger.

      In consideration of the foregoing and the representations, warranties, covenants and agreements set forth in this Agreement, the parties agree as follows:

1. Tender and Voting of Shares.

      1.1 Shares. The term "SHARES" shall mean all issued and outstanding shares of Company Common Stock owned of record and beneficially owned by Stockholder or over which Stockholder exercises sole voting power, in each case, as of the date of this Agreement. Stockholder agrees that any shares of capital stock of the Company that Stockholder purchases or with respect to which Stockholder otherwise acquires beneficial ownership or over which Stockholder exercises sole voting power after the date of this Agreement and prior to the termination of this Agreement pursuant to Section 4 below shall be subject to the terms and conditions of this Agreement to the same extent as if they constituted Shares as of the date hereof.

      1.2 Agreement to Tender Shares. Stockholder hereby covenants and agrees to tender and, subject to the satisfaction of the Minimum Condition, to sell to Merger Sub, not later than one (1) business day prior to the initial expiration date of the Offer, without regard to any

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extension thereof (the "INITIAL EXPIRATION DATE"), all the Shares, pursuant to and in accordance with the Offer and this Agreement. Stockholder agrees that Stockholder shall deliver or cause to be delivered to the depositary for the Offer, not later than one (1) business day before the Initial Expiration Date of the Offer, either a letter of transmittal together with the certificates for the Shares, if available, or a "Notice of Guaranteed Delivery", if the certificates for the Shares are not available. After such tender Stockholder shall not withdraw any such Shares, until this Agreement is terminated in accordance with its terms. Stockholder further agrees not to enter into any agreement or understanding with any person the effect of which would be inconsistent with or violative or any provision contained in this Section 1.2.

      1.3 Agreement to Vote Shares. Stockholder hereby covenants and agrees that during the period commencing on the date hereof and continuing until this Agreement terminates pursuant to Section 4 hereof, at any meeting (whether annual or special and whether or not an adjourned or postponed meeting) of the stockholders of the Company, however called, and in any action by written consent of the stockholders of the Company, Stockholder shall appear at the meeting or otherwise cause any and all Shares to be counted as present thereat for purposes of establishing a quorum and vote (or cause to be voted) any and all Shares: (i) in favor of the approval and adoption of the Merger Agreement and the approval of the Merger; and (ii) against any Acquisition Proposal or Superior Offer. Stockholder further agrees not to enter into any agreement or understanding with any person the effect of which would be inconsistent with or violative of any provision contained in this Section 1.3.

      1.4 Irrevocable Proxy. Concurrently with the execution of this Agreement, Stockholder agrees to deliver to Parent a proxy in the form attached hereto as
Exhibit I (the "PROXY"), which shall be irrevocable, with respect to the Shares, subject to the other terms of this Agreement.

      1.5 Adjustments Upon Changes in Capitalization. In the event of any change in the number of issued and outstanding shares of Company Common Stock by reason of any stock split, reverse split, stock dividend (including any dividend or distribution of securities convertible into Company Common Stock), combination, reorganization, recapitalization or other like change, conversion or exchange of shares, or any other change in the corporate or capital structure of the Company, the term "SHARES" shall be deemed to refer to and include the Shares as well as all such stock dividends and distributions and any shares into which or for which any or all of the Shares may be changed or exchanged.

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2. Transfer and Other Restrictions. Stockholder represents, covenants and agrees that, except for the proxy granted in Section 1.4 hereof and as contemplated by this Agreement: (i) Stockholder shall not, directly or indirectly, during the period commencing on the date hereof and continuing until this Agreement terminates pursuant to Section 4 hereof, offer for sale or agree to sell, transfer, tender, assign, pledge, hypothecate or otherwise dispose of or enter into any contract, option or other arrangement or understanding with respect to, or consent to, the offer for sale, sale, transfer, tender, pledge, hypothecation, encumbrance, assignment or other disposition of, or create any Encumbrance of any nature whatsoever with respect to any or all of the Shares or any interest thereon; (ii) Stockholder shall not grant any proxy, irrevocable proxy or power of attorney or deposit any Shares into a voting trust or enter into a voting agreement or arrangement with respect to the voting of Shares
(each a "VOTING PROXY") to any person except as provided by this Agreement; and
(iii) Stockholder has granted no Voting Proxy which is currently (or which will hereafter become) effective with respect to the Shares, and if any Voting Proxy has been granted to any person, such Voting Proxy is hereby revoked. Notwithstanding the foregoing, Stockholder may transfer any Shares as a bona fide gift or gifts, provided that it shall be a condition to such transfer that each donee thereof executes and delivers to Parent (A) an agreement with Parent and Merger Sub in the form of this Agreement and (B) an irrevocable proxy in the form attached hereto as Exhibit I, in each case with respect to any and all Shares so transferred.

3. Representations and Warranties of Stockholder. Stockholder represents and warrants to Parent and Merger Sub that:

      3.1 Authority; Validity. Stockholder has all requisite capacity, power and authority to enter into this Agreement and to consummate the transactions contemplated hereby, including, without limitation, to sell, assign, transfer and deliver to Parent and/or Merger Sub, pursuant to the terms and subject to the conditions of this Agreement and the Merger Agreement, the Shares. The execution and delivery of this Agreement by Stockholder and the consummation by Stockholder of the transactions contemplated hereby have been duly and validly authorized by all necessary action on the part of Stockholder. This Agreement has been duly executed and delivered by Stockholder. If this Agreement is being executed in a representative or fiduciary capacity with respect to Stockholder, the person signing this Agreement has full power and authority to enter into and perform such Agreement.

      3.2 Non-Contravention. The execution, delivery and performance of this Agreement does not, and the consummation of the transactions contemplated hereby and compliance with the provisions hereof will not, contravene, conflict with, or result in any violation of, breach of or default by (with or without notice or lapse of time, or both) Stockholder under, or give rise to a right of termination, cancellation or acceleration of any obligation under, or result in the creation of any Encumbrance upon any of the properties or assets of Stockholder under, any provision of (i) any loan or credit agreement, note, bond, mortgage, indenture, lease or other agreement, instrument, permit, concession, franchise or license applicable to Stockholder or (ii) any judgment, order, decree, statute, law, ordinance, injunction, rule or regulation applicable to Stockholder or any of Stockholder's properties or assets, other than, in the case of clauses (i) and (ii), any such conflicts, violations, defaults, rights, or Encumbrances that, individually or in the aggregate, would not materially impair the ability of Stockholder to perform Stockholder's obligations hereunder or prevent, limit or restrict the consummation of any of the transactions

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contemplated hereby. There is no beneficiary or holder of a voting trust certificate or other interest of any trust of which Stockholder is settlor or trustee or any other person or Governmental Entity whose consent, approval, order or authorization is required by or with respect to Stockholder for the execution, delivery and performance of this Agreement by Stockholder or the consummation by Stockholder of the transactions contemplated hereby.

      3.3 Title. Stockholder is the record owner of the shares of Company Common Stock indicated on the signature pages hereto, which, on and as of the date hereof, are free and clear of any Encumbrances that would adversely affect the ability of Stockholder to carry out the terms of this Agreement. The number of Shares set forth on the signature pages hereto are the only Shares owned of record or beneficially owned by Stockholder or over which Stockholder exercises voting power and, except as set forth on such signature pages, Stockholder holds no options or warrants to purchase or rights to subscribe for or otherwise acquire any securities of the Company and has no other interest in or voting rights with respect to any securities of the Company.

      3.4 Power. Stockholder has sole voting power and sole power to issue instructions with respect to the matters set forth in Section 1 and Section 2 hereof, sole power of disposition and sole power to agree to all of the matters set forth in this Agreement, in each case with respect to all of the Shares, with no limitations, qualifications or restrictions on such rights (subject to applicable securities laws).

      3.5 No Other Rights. Except for this Agreement, there are no outstanding options, warrants or other rights to purchase or acquire any of the Shares.

4. Effectiveness; Termination; No Survival. This Agreement shall become effective upon its execution by Stockholder, Parent and Merger Sub and upon the execution of the Merger Agreement. This Agreement may be terminated at any time by mutual written consent of Stockholder, Parent and Merger Sub. This Agreement, and the obligations of Stockholder hereunder, including, without limitation, Stockholder's obligations under Section 1 and Section 2 above, shall terminate, without any action by the parties hereto, upon the earliest to occur of the following: (i) such date and time as the Merger shall become effective in accordance with the terms and provisions of the Merger Agreement; (ii) such date and time as Merger Sub accepts for payment all of the Shares held by Stockholder; (iii) such date and time as the Merger Agreement has been amended by the parties thereto to lower or change the form of consideration set forth in the Offer Price; and (iv) such date and time as the Merger Agreement shall have been validly terminated pursuant to Article 8 thereof.

5. Further Assurances. Subject to the terms of this Agreement, from time to time, Stockholder shall execute and deliver such additional documents and use commercially reasonable efforts to take, or cause to be taken, all such further actions, and to do or cause to be done, all things reasonably necessary, proper or advisable under applicable laws and regulations to consummate and make effective the transactions contemplated by this Agreement.

6. Miscellaneous.

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      6.1 Severability. If any term, provision, covenant or restriction of this
Agreement is held by a court of competent jurisdiction to be invalid, void or unenforceable, the remainder of the terms, provisions, covenants and restrictions of this Agreement shall remain in full force and effect and shall in no way be affected, impaired or invalidated.

      6.2 Binding Effect and Assignment. This Agreement and all of the provisions hereof shall be binding upon and inure to the benefit of the parties hereto and their respective successors and permitted assigns, but, except as otherwise specifically provided herein, neither this Agreement nor any of the rights, interests or obligations of the parties hereto may be assigned by either of the parties without the prior written consent of the other. Any purported assignment in violation of this Section 6.2 shall be void.

      6.3 Amendments and Modification. This Agreement may not be modified, amended, altered or supplemented except upon the execution and delivery of a written agreement executed by the parties hereto.

      6.4 Specific Performance; Injunctive Relief; Attorneys Fees. The parties hereto acknowledge that Parent and Merger Sub will be irreparably harmed and that there will be no adequate remedy at law for a violation of any of the covenants or agreements of Stockholder set forth herein. Therefore, it is agreed that, in addition to any other remedies that may be available to Parent or Merger Sub upon any such violation, Parent and Merger Sub shall have the right to enforce such covenants and agreements by specific performance, injunctive relief or by any other means available to Parent or Merger Sub at law or in equity and Stockholder hereby irrevocably and unconditionally waives any objection to Parent and Merger Sub seeking so to enforce such covenants and agreements by specific performance, injunctive relief and other means. If any action, suit or other proceeding (whether at law, in equity or otherwise) is instituted concerning or arising out of this Agreement or any transaction contemplated hereunder, the prevailing party shall recover, in addition to any other remedy granted to such party therein, all such party's costs and attorneys fees incurred in connection with the prosecution or defense of such action, suit or other proceeding.

      6.5 Notices. All notices and other communications hereunder shall be in writing and shall be deemed given upon delivery either personally or by commercial delivery service, or sent via facsimile (receipt confirmed) to the parties at the following addresses or facsimile numbers (or at such other address or facsimile numbers for a party as shall be specified by like notice):

            if to Parent or Merger Sub, to:

                  Progress Software Corporation
                  14 Oak Park
                  Bedford, MA 01730
                  Facsimile: (781) 280-4304
                  Attention: Joseph W. Alsop, Chief Executive Officer

            with copies to:

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                  Progress Software Corporation
                  14 Oak Park
                  Bedford, MA 01730
                  Facsimile: (781) 280-4035
                  Attention: James D. Freedman, Senior Vice President
                             and General Counsel

                  and

                  Foley Hoag LLP
                  Seaport World Trade Center West
                  155 Seaport Boulevard
                  Boston, Massachusetts  02210
                  Facsimile: (617) 832-7000
                  Attention: Robert L. Birnbaum, Esq. and
                             William R. Kolb, Esq.

            if to Stockholder, at its address set forth on the signature pages hereto,

            with a copy (which shall not constitute notice) to each of:

                  NEON Systems, Inc.
                  14100 Southwest Freeway, Suite 500
                  Sugar Land, TX 77478
                  Facsimile: (281) 242-3880
                  Attention: Mark J. Cresswell, Chief Executive Officer

                  and

                  Wilson Sonsini Goodrich & Rosati, Professional Corporation 8911 Capital of Texas Highway North
                  Austin, TX 78759
                  Facsimile: (512) 338-5499
                  Attention: Paul Tobias, Esq.

      6.6 Governing Law; Submission to Jurisdiction. This Agreement shall be governed by and construed in accordance with the laws of the State of Delaware, regardless of the laws that might otherwise govern under applicable principles of conflicts of law thereof. The parties hereby irrevocably and unconditionally consent to submit to the exclusive jurisdiction of the courts of the United States of America located in Boston, Massachusetts for any actions, suits or proceedings arising out of or relating to this Agreement (and the parties agree not to commence any action, suit or proceeding relating thereto except in such courts), and further agree that service of any process, summons, notice or document by U.S. certified mail shall be effective service of process for any action, suit or proceeding brought against the parties in any such court. The parties hereby irrevocably and unconditionally waive any objection to the laying of venue of any action, suit or proceeding arising out of this Agreement, in the courts of the United States of America located in Boston, Massachusetts, and hereby further irrevocably and unconditionally

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waive and agree not to plead or claim in any such court that any such action, suit or proceeding brought in any such court has been brought in an inconvenient forum.

      6.7 Entire Agreement. The Merger Agreement, this Agreement and the Proxy granted hereunder constitute and contain the entire agreement and understanding of the parties with respect to the subject matter hereof and supersede any and all prior negotiations, correspondence, agreements, understandings, duties or obligations between the parties respecting the subject matter hereof.

      6.8 Counterparts. This Agreement may be executed in counterparts, each of which shall be deemed an original, but all of which together shall constitute one and the same instrument.

      6.9 Captions. The captions to sections of this Agreement have been inserted only for identification and reference purposes and shall not be used to construe or interpret this Agreement.

      6.10 Stockholder Capacity. Notwithstanding anything herein to the contrary, Stockholder makes no agreement or understanding herein in his capacity as a director or officer of the Company or any subsidiary of the Company, and the agreements set forth herein shall in no way restrict Stockholder in the exercise of his fiduciary duties as a director or officer of the Company or any subsidiary of the Company or limit or affect any actions taken by Stockholder in his capacity as an officer or director of the Company or any subsidiary of the Company. Stockholder has executed this Agreement solely in his capacity as the record and/or beneficial holder of Shares.

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      IN WITNESS WHEREOF, the parties hereto have caused this Voting and Tender
Agreement to be executed as of the date first above written.

                                     PROGRESS SOFTWARE CORPORATION

                                     By: ------------------------------------
                                     Name: Joseph W. Alsop
                                     Title: Chief Executive Officer

                                     NOBLE ACQUISITION CORP.

                                     By: ------------------------------------
                                     Name: Joseph W. Alsop
                                     Title: President

                                     STOCKHOLDER:

                                     (Stockholder Name)

                                     Stockholder's Address for Notice:

                                     ----------------------------------------

                                     ----------------------------------------
                                     Attention:

                                        Outstanding Shares of Company Common
                                        Stock Beneficially Owned by Stockholder:

                                        ----------------------------------------

                                        Options, Warrants or Rights to purchase
                                        Company Common Stock Beneficially Owned
                                        by Stockholder:

                                        ----------------------------------------

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                                                                       EXHIBIT I

                                IRREVOCABLE PROXY

      The undersigned stockholder ("STOCKHOLDER") of NEON Systems, Inc., a Delaware corporation (the "COMPANY"), hereby irrevocably appoints and constitutes the members of the Board of Directors of Progress Software Corporation ("PARENT") and each such Board member (collectively, the "PROXYHOLDERS"), the agents, attorneys-in-fact and proxies of the undersigned, with full power of substitution and resubstitution, to the full extent of the undersigned's rights with respect to the shares of capital stock of the Company which are listed below (the "SHARES"), and any and all other shares or securities issued or issuable in respect thereof on or after the date hereof and prior to the date this proxy terminates, to vote the Shares as follows: the Proxyholders named above are empowered at any time prior to termination of this proxy to exercise all voting and other rights (including, without limitation, the power to execute and deliver written consents with respect to the Shares) of the undersigned at every annual, special or adjourned meeting of the Company's stockholders, and in every written consent in lieu of such a meeting, or otherwise, (i) in favor of the approval and adoption of the Agreement and Plan of Merger (the "MERGER AGREEMENT") by and among Parent, Noble Acquisition Corp., a Delaware corporation and wholly owned subsidiary of Parent ("MERGER SUB"), and the Company and the approval of the merger of Merger Sub with and into the Company (the "MERGER"); and (ii) against approval of any Acquisition Proposal or Superior Offer (each as defined in the Merger Agreement).

      The Proxyholders may not exercise this proxy on any other matter. Stockholder may vote the Shares on all matters other than those set forth in the immediately preceding paragraph. The proxy granted by Stockholder to the Proxyholders hereby is granted as of the date of this Irrevocable Proxy in order to secure the obligations of Stockholder set forth in Section 1.3 of the Voting Agreement, and is irrevocable and coupled with an interest in accordance with
Section 212 of the Delaware General Corporation Law.

      This proxy will terminate upon the termination of the Voting Agreement in accordance with its terms. Upon the execution hereof, all prior proxies given by the undersigned with respect to the Shares and any and all other shares or securities issued or issuable in respect thereof on or after the date hereof are hereby revoked and no subsequent proxies will be given until such time as this proxy shall be terminated in accordance with its terms. Any obligation of the undersigned hereunder shall be binding upon the successors and assigns of the undersigned. The undersigned Stockholder authorizes the Proxyholders to file this proxy and any substitution or revocation of substitution with the Secretary of the Company and with any Inspector of Elections at any meeting of the stockholders of the Company.

                                      *****

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      This proxy is irrevocable and shall survive the insolvency, incapacity, death or liquidation of the undersigned. Dated:

                                              __________________________________
                                              Signature

                                Name (and Title)

          Shares of Company Common Stock beneficially owned: __________

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